Exhibit 10.4

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 1 TO THE CONTRACT DEVELOPMENT MANUFACTURE AGREEMENT

BETWEEN

NOVAVAX, INC

AND

SERUM LIFE SCIENCES LIMITED
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This Amendment No. 1 (“Amendment No. 1”) to the Contract Development Manufacture Agreement, dated 21st, October 2021 (“CDMA”), is entered into and made effective as of 2022 (“Effective Date of Amendment No. 1”), by and between Novavax, Inc., a Delaware USA corporation having a place of business at 21 Firstfield Rd., Gaithersburg, MD 20878 and Serum Life Sciences Limited, a company duly incorporated having its registered office situated in England and Wales, formerly known as Covicure Holdings Limited having its principal office at 15 Grosvenor Street, London, W1K 4QZ, United Kingdom (“SLS”).
Novavax and SLS may each be referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms not otherwise defined in this Amendment No. 1 shall have the meanings respectively ascribed to them in the CDMA.
RECITALS
WHEREAS, the Parties have entered into a Contract Development Manufacture Agreement, dated 21st, October 2021 (hereinafter “CDMA”) to govern SLS’ Development, Manufacture and supply (itself or through one or more Affiliates or Subcontractors) of Novavax’ requirements for Drug Product(s) for further commercial use and sale by Novavax in the Territory;
AND WHEREAS, the Parties wish to amend the CDMA to clarify certain terms, including without limitation, terms relating to title and risk of loss of Novavax Supplied Items;
AND WHEREAS, in accordance with Clause 13.6 of the CDMA, the Parties hereto desire to amend and modify the CDMA in accordance with the terms and subject to the conditions set forth in this Amendment No. 1.
NOW THEREFORE, the Parties agree as follows:
1.Clause 2.4. In Clause 2.4, the sentence, “Title to Novavax Supplied Items shall transfer to [***] and [***] shall have all risk of loss or damage to all Novavax Supplied Items [***].”, shall be deleted and replaced by the following sentence:
“Unless set forth otherwise in the applicable SOW, title and risk of loss of Novavax Supplied Items shall [***] unless any loss or damage is due to the gross negligence or willful misconduct of [***], in which case [***] shall bear the cost (including any indirect taxes thereon, including but not limited to, which may be applicable in the hands of [***]) incurred by [***] for such Novavax Supplied Items.”
2.Clause 7.4.2. The following sentence shall be added to the end of Clause 7.4.2:
“For the purposes of this Agreement, “Covenant Beneficiary” means Novavax or any of Novavax’ Affiliates, or any of its or their direct or indirect licensees, sublicensees, importers, exporters, suppliers, manufacturers, distributors, contractors, agents, or customers.”
3.The Parties agree and accept that throughout the CDMA, wherever the SLS’ office address has been referenced as “12 New Fetter Lane, London, United Kingdom, EC4A 1JP’’ and including, namely in the following sections or clauses -
a.On the Second Page of the CDMA (name clause), and
b.Clause 13.9 of the CDMA on page 27.
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then, each such reference to “12 New Fetter Lane, London, United Kingdom, EC4A 1JP” for the SLS’s office address shall be amended and replaced with the following-
“15 Grosvenor Street, London, W1K 4QZ, United Kingdom”.
4.Except as expressly set forth hereinabove, all of the terms and conditions of the CDMA remain unchanged and are in full force and effect and shall supersede any conflicting terms of this Amendment No. 1.
5.This Amendment No. 1 may only be modified by a written document, signed by the duly authorized representatives of each Parties.
6.This Amendment No; 1 may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Amendment No. 1 may be executed by facsimile, PDF format via email or other electronically transmitted signatures and such signatures will be deemed to bind each Party as if they were original signatures.
[Signature page to follow]
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IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their respective duly authorized officers as of the Effective Date of Amendment No. 1.
NOVAVAX, INC.

By: /s/ John A. Herrmann III
(Signature)
Name: John A. Herrmann III
Title: EVP, CLO
29 April, 2022
SERUM LIFE SCIENCES LIMITED

By: [***] 29/04/2022
(Signature)

Name: [***]
Title: [***]
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